Other Liabilities and Provisions	12 Months Ended
Dec. 31, 2017
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Other Liabilities and Provisions
22.	Other Liabilities and Provisions

(CAD$ in millions)	December 31, 2017	December 31, 2016
Provisions (a)	$1,905	$1,236
Derivative liabilities (net of current portion of $nil (2016 —$5 million))	43	21
Other	29	65

	$1,977	$1,322

a)	Provisions

The following table summarizes the movements in provisions for the year ended December 31, 2017:

(CAD$ in millions)	Decommissioning and Restoration Provisions	Other	Total
As at January 1, 2017	$1,220	$87	$1,307
Settled during the year	(39)	(10)	(49)
Change in discount rate	210	—	210
Change in amount and timing of cash flows	406	121	527
Accretion	81	—	81
Other	(2)	—	(2)
Changes in foreign exchange rates	(32)	(4)	(36)

As at December 31, 2017	1,844	194	2,038
Less current portion of provisions (Note 17)	(83)	(50)	(133)

Long-term provisions	$1,761	$144	$1,905

During the year ended December 31, 2017, we recorded $121 million of additional study and environmental costs arising from legal obligations through other provisions.

Decommissioning and Restoration Provisions

The decommissioning and restoration provisions represent the present value of estimated costs for required future decommissioning and other site restoration activities. The majority of the decommissioning and site restoration expenditures occur at the end of, or after, the life of the related operation. Our provision for these expenditures was $1,169 million as at December 31, 2017. After the end of the life of certain operations, water quality management costs may extend for periods in excess of 100 years. Our provision for these expenditures was $675 million as at December 31, 2017. In 2017, the decommissioning and restoration provision was calculated using nominal discount rates between 5.32% and 6.82%. We also used an inflation rate of 2.00% in our cash flow estimates. The decommissioning and restoration provision includes $270 million (2016 — $194 million) in respect of closed operations.

During the fourth quarter of 2017, our decommissioning and restoration provisions increased by $398 million compared to the third quarter as a result of a change in cash flow estimates, the majority of which relates to post-closure water quality management costs at Teck Coal (Note 4). This increase was partially offset by a decrease of $36 million relating to an increase in the discount rate compared to the third quarter.